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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): APRIL 17, 1997


                        TRAVELERS PROPERTY CASUALTY CORP.
             (Exact name of registrant as specified in its charter)


   DELAWARE                          1-14328                     06-1445591
(State or other              (Commission File Number)        (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

ONE TOWER SQUARE, HARTFORD, CONNECTICUT                             06183
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (860) 277-0111

                        TRAVELERS PROPERTY CASUALTY CORP.
                           CURRENT REPORT ON FORM 8-K


ITEM 5.  OTHER EVENTS

Travelers Property Casualty Corp. (formerly Travelers/Aetna Property Casualty Corp.) (the "Registrant") is filing this Current Report on Form 8-K to provide certain additional financial information of the Registrant as of March 31, 1997, which information is also being disclosed to members of the research analyst community.



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
CONSOLIDATED BALANCE SHEET
(in millions, except shares)                   Travelers Property Casualty Corp.


                                                                       MARCH 31,        DEC. 31,
                                                                         1997             1996
                                                                       ---------        ---------
                                                                      (Unaudited)
ASSETS
  Fixed maturities, available for sale at fair value
    (cost, $24,183.8; $24,052.3)                                       $24,065.1        $24,445.9
  Equity securities, at fair value (cost, $929.7; $756.0)                  937.5            778.6
  Mortgage loans                                                           934.5          1,005.6
  Real estate held for sale                                                215.1            156.7
  Short-term securities                                                  2,854.3          2,311.3
  Other investments                                                        432.7            666.2
                                                                       ---------        ---------

    Total investments                                                   29,439.2         29,364.3
                                                                       ---------        ---------


  Cash                                                                     105.7            106.0
  Investment income accrued                                                371.5            381.1
  Premium balances receivable                                            3,171.5          2,976.0
  Reinsurance recoverables                                               9,798.4          9,714.3
  Deferred acquisition costs                                               463.6            426.4
  Deferred federal income taxes                                          1,785.9          1,583.2
  Contractholder receivables                                             1,879.6          1,828.2
  Other assets                                                           3,540.6          3,399.6
                                                                       ---------        ---------

    Total assets                                                       $50,556.0        $49,779.1
                                                                       =========        =========
LIABILITIES
  Claims and claim adjustment expense reserves                         $31,287.0        $31,176.7
  Unearned premium reserves                                              3,803.0          3,554.3
  Contractholder payables                                                1,879.6          1,828.2
  Commercial paper                                                            --             25.0
  Long-term debt                                                         1,249.3          1,249.3
  Other liabilities                                                      5,089.8          4,565.8
                                                                       ---------        ---------
    Total liabilities                                                   43,308.7         42,399.3
                                                                       ---------        ---------

  TAP -  obligated mandatorily redeemable preferred securities of subsidiary trusts holding solely junior subordinated debt
    securities of TAP                                                      900.0            900.0

Stockholders' equity
Common Stock:
  Class A, $.01 par value, 700 million shares authorized;
     (issued shares, 72,393,407; 71,979,829)                                 0.7              0.7
  Class B, $.01 par value, 700 million shares authorized,
     328,020,170 issued and outstanding                                      3.3              3.3
  Additional paid-in capital                                             5,473.0          5,455.0
  Retained earnings                                                        992.3            749.2
  Treasury stock, at cost (shares, 343,000; 406,860)                       (12.3)           (12.9)
  Unrealized gain (loss) on investment securities, net of tax              (77.2)           284.5
  Unearned compensation                                                    (32.5)              --
                                                                       ---------        ---------
    Total stockholders' equity                                           6,347.3          6,479.8
                                                                       ---------        ---------
    Total liabilities and stockholders' equity                         $50,556.0        $49,779.1
                                                                       =========        =========


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
                                               Travelers Property Casualty Corp.

COMBINED RATIOS (BEFORE POLICYHOLDER DIVIDENDS) (UNAUDITED)
PROPERTY CASUALTY OPERATIONS



                                                            1Q           2Q          3Q            4Q           1Q
                                                           1996         1996        1996          1996         1997
                                                          -----        -----        -----        -----        -----
GAAP COMBINED RATIO: (1)

Loss and loss adjustment expense ratio                     82.4%       104.8%        75.7%        71.9%        73.0%
Other underwriting expense ratio                           25.9%        39.0%        30.1%        34.9%        27.0%
                                                          -----        -----        -----        -----        -----
     Combined ratio                                       108.3%       143.8%       105.8%       106.8%       100.0%
                                                          -----        -----        -----        -----        -----
Excluding net charges related to the
  acquisition and integration of Aetna P&C:
Loss and loss adjustment expense ratio                     82.4%        77.1%        75.7%        72.2%        73.0%
Other underwriting expense ratio                           25.9%        32.6%        30.1%        33.1%        27.0%
                                                          -----        -----        -----        -----        -----
  Combined ratio                                          108.3%       109.7%       105.8%       105.3%       100.0%
                                                          -----        -----        -----        -----        -----

STATUTORY COMBINED RATIO:

Loss and loss adjustment expense ratio                     82.9%       108.7%        75.7%        74.6%        73.7%
Other underwriting expense ratio                           27.0%        34.3%        31.0%        31.0%        28.0%
                                                          -----        -----        -----        -----        -----
     Combined ratio                                       109.9%       143.0%       106.7%       105.6%       101.7%
                                                          -----        -----        -----        -----        -----


Excluding net charges related to the acquisition
  and integration of Aetna P&C:
Loss and loss adjustment expense ratio                     82.9%        76.5%        75.7%        72.7%        73.7%
Other underwriting expense ratio                           27.0%        30.7%        31.0%        30.5%        28.0%
                                                          -----        -----        -----        -----        -----
  Combined ratio                                          109.9%       107.2%       106.7%       103.2%       101.7%
                                                          -----        -----        -----        -----        -----

(1) Beginning in 1997, for purposes of computing GAAP combined ratios, fee income is now allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses. Previously fee income was included with premiums for purposes of computing GAAP combined ratios. Fee income allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses in the GAAP combined ratios was $48.9 million and $44.2 million in 1Q96, $53.9 million and $46.7 million in 2Q96, $55.0 million and $45.6 million in 3Q96, $53.8 million and $43.5 million in 4Q96 and $51.5 million and $45.5 million in 1Q97, respectively. 1996 GAAP combined ratios have been restated to conform to the current year's presentation.

Note: Financial data for The Aetna Casualty and Surety Company and The Standard
      Fire Insurance Company (Aetna P&C) is included from the date of acquisition (April 2, 1996).

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
INVESTMENT OPERATIONS (UNAUDITED)              Travelers Property Casualty Corp.
(in millions)



                                                                        AS OF                           AS OF
                                                                      MARCH 31,     PRE-TAX BOOK       DEC. 31,    PRE-TAX BOOK
                                                                        1997           YIELD            1996           YIELD
                                                                      ---------     ------------      ---------    ------------
INVESTMENT PORTFOLIO

Taxable fixed maturities (including redeemable preferred stock)       $18,942.3         7.16%         $19,339.1        7.12%
Tax-exempt fixed maturities                                             5,122.8         5.64            5,106.8        5.60
Non-redeemable preferred stocks                                           678.3         6.45              603.2        6.29
Common stocks                                                             259.2         0.43              175.4        0.03
Mortgage loans                                                            934.5        10.81            1,005.6       11.62
Real estate held for sale                                                 215.1         9.68              156.7       14.27
Short-term securities                                                   2,854.3         5.46            2,311.3        5.48
Other investments (1)                                                     432.7          n/a              666.2         n/a
                                                                      ---------        -----          ---------       -----
   TOTAL INVESTMENTS                                                  $29,439.2         6.78%         $29,364.3        6.85%
                                                                      =========        =====          =========       =====
Unrealized gain (loss) on investment securities, net of tax           $   (77.2)                      $   284.5
                                                                      =========                       =========

(1) Primarily includes securities partnership interests held for long-term appreciation. Other investments that generate only intermittent income are also included in this category and yields fluctuate accordingly.


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
SELECTED FIXED-INCOME INVESTMENT DATA          Travelers Property Casualty Corp.
(in millions)



                                                                   AS OF           AS OF
                                                                  MARCH 31,       DEC. 31,
                                                                    1997            1996
                                                                 ---------       ---------
                                                                (Unaudited)
FIXED-INCOME INVESTMENT PORTFOLIO (AT CARRYING VALUE)
FIXED-INCOME INVESTMENTS
   Available for sale, at fair value:
      Mortgage-backed securities - principally obligations
        of U.S. Government agencies                              $ 4,875.8       $ 4,527.2
      U.S. Treasury securities and obligations of U.S.
        Government corporations and agencies                       1,914.9         2,450.6
      Corporates (including redeemable preferreds)                11,455.1        11,653.4
      Obligations of states and political subdivisions             5,217.9         5,218.8
      Debt securities issued by foreign governments                  601.4           595.9
                                                                 ---------       ---------
         Total fixed-income investments                          $24,065.1       $24,445.9
                                                                 =========       =========


FIXED-INCOME INVESTMENTS
QUALITY CHARACTERISTICS* (UNAUDITED)
(As of March 31, 1997)


                                                                      AMOUNT             % OF TOTAL
                                                                     ---------           -----------
QUALITY RATINGS
    Aaa                                                              $10,176.7                 42.3%
    Aa                                                                 3,756.1                 15.6
    A                                                                  6,230.9                 25.9
    Baa                                                                3,204.3                 13.3
                                                                     ---------            ---------
         Total investment grade                                       23,368.0                 97.1
                                                                     ---------            ---------
    Ba                                                                   592.8                  2.5
    B                                                                     82.7                  0.3
    Caa and lower                                                         21.6                  0.1
                                                                     ---------            ---------
         Total below investment grade                                    697.1                  2.9
                                                                     ---------            ---------
Total fixed-income investments                                       $24,065.1                100.0%
                                                                     =========            =========
Average weighted quality                                                   AA3
                                                                     ---------
Average duration of fixed maturities and short-term securities             4.8 years
                                                                     =========


* Rated using external rating agencies, or by TAP's internal analysts when a public rating does not exist. Below investment grade assets refer to securities rated "Ba1" or below.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  April 17, 1997

                                            Travelers Property Casualty Corp.



                                            By: /s/ William P. Hannon
                                                -----------------------------
                                                William P. Hannon
                                                Chief Financial Officer

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